News Release

Tutor Perini Announces Executive Leadership Changes

•Gary Smalley appointed as President and will succeed Ronald Tutor as Chief Executive Officer
•Ryan Soroka appointed as Senior Vice President and Chief Financial Officer

LOS ANGELES - (BUSINESS WIRE) – November 16, 2023 - Tutor Perini Corporation (the “Company”) (NYSE: TPC), a leading civil, building and specialty construction company, today announced that its Board of Directors (the “Board”) has appointed Gary Smalley, the Company’s current Executive Vice President and Chief Financial Officer, to the position of President, effective November 15, 2023. The Company plans for Mr. Smalley to succeed Ronald Tutor as Chief Executive Officer of the Company effective January 1, 2025, with Mr. Tutor transitioning to the role of Executive Chairman of the Company’s Board at that time, consistent with the timing of the leadership succession plan previously disclosed by the Company.

Mr. Smalley, age 64, has served as Executive Vice President and Chief Financial Officer of the Company since September 2015. Previously, he held several financial management roles during nearly 24 years with Fluor Corporation (NYSE: FLR), a multinational engineering and construction firm.

Additionally, the Company announced today the appointment of Ryan Soroka to the position of Senior Vice President and Chief Financial Officer (in addition to his current role as Chief Accounting Officer), effective November 15, 2023.

Mr. Soroka, age 41, has served as Vice President and Chief Accounting Officer of the Company since April 2017. He has held several senior financial management positions for the Company and its subsidiaries since June 2011.

The Company is currently searching for a replacement for the role of Chief Accounting Officer and expects to announce an appointment shortly. Mr. Soroka will continue to serve as the Company’s Chief Accounting Officer until such replacement is appointed.

“Gary is a proven leader who has provided valuable insights and demonstrated consistently sound judgment and first-rate executive management skills over his eight years with the Company,” Mr. Tutor commented. “I am confident that Gary is the right person to lead Tutor Perini into the future, and I look forward to continuing to work with him and effecting a smooth leadership transition over the coming year.”

Michael Klein, the Company’s lead independent director, added, “Our Board unanimously supports Gary’s promotion and his selection as our Company’s next CEO. We commend Ron on both his decades of outstanding service to Tutor Perini and his strong recommendation of Gary as his successor. The Board looks forward to working closely with Gary and with Ryan in leading the Company to future growth and success.”

About Tutor Perini Corporation

Tutor Perini Corporation is a leading civil, building and specialty construction company offering diversified general contracting and design-build services to private customers and public agencies throughout the world. We have provided construction services since 1894 and have established a strong reputation within our markets by executing large, complex projects on time and within budget, while adhering to strict quality control measures. We offer general contracting, pre-construction planning and comprehensive project management services, including planning and scheduling of manpower, equipment, materials and subcontractors required for a project. We also offer self-performed construction services including site work, concrete forming and placement, steel erection, electrical, mechanical, plumbing and heating, ventilation and air conditioning (HVAC). We are known for our major complex building project commitments, as well as our capacity to perform large and complex transportation and heavy civil construction for government agencies and private customers throughout the world.

Forward-Looking Statements

The statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future and statements regarding non-historical performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. While the Company’s expectations, beliefs and projections are expressed in good faith and the Company believes there is a reasonable basis for them, there can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unfavorable outcomes of existing or future litigation or dispute resolution proceedings against us or customers (project owners, developers, general contractors, etc.), subcontractors or suppliers, as well as failure to promptly recover significant working capital invested in projects subject to such matters; revisions of estimates of contract risks, revenue or costs, economic factors such as inflation, the timing of new awards, or the pace of project execution, which has resulted and may continue to result in losses or lower than anticipated profit; increased competition and failure to secure new contracts; contract requirements to perform extra work beyond the initial project scope, which has and in the future could result in disputes or claims and adversely affect our working capital, profits and cash flows; risks and other uncertainties associated with assumptions and estimates used to prepare our financial statements; a significant slowdown or decline in economic conditions, such as those presented during a recession; failure to meet contractual schedule requirements, which could result in higher costs and reduced profits or, in some cases, exposure to financial liability for liquidated damages and/or damages to customers, as well as damage to our reputation; failure to meet our obligations under our debt agreements (especially in a high interest rate environment), including the spring-forward maturity on January 30, 2025 of our Term Loan B and Revolver if any of the 2017 Senior Notes remain outstanding as of such date; inability to attract and retain our key officers, and to adequately plan for their succession, and hire and retain personnel required to execute and perform on our contracts; possible systems and information technology interruptions and breaches in data security and/or privacy; an inability to obtain bonding could have a negative impact on our operations and results; risks related to our international operations, such as uncertainty of U.S. government funding, as well as economic, political, regulatory and other risks, including risks of loss due to acts of war, labor conditions, and other unforeseeable events in countries where we do business, which could adversely affect our revenue and earnings; decreases in the level of government spending for infrastructure and other public projects; downgrades in our credit ratings; failure of our joint venture partners to perform their venture obligations, which could impose additional financial and performance obligations on us, resulting in reduced profits or losses and/or reputational harm; the impact of inclement weather conditions on projects; risks related to government contracts and related procurement regulations; significant fluctuations in the market price of our common stock, which could result in substantial losses for stockholders and potentially subject us to securities litigation; client cancellations of, or reductions in scope under, contracts reported in our backlog; violations of the U.S. Foreign Corrupt Practices Act and similar worldwide anti-bribery laws; public health crises, such as COVID-19, have adversely impacted, and could in the future adversely impact, our business, financial condition and results of operations by, among other things, delaying the timing of project bids and/or awards and the timing of dispute resolutions and associated collections; physical and regulatory risks related to climate change; impairment of our goodwill or other indefinite-lived intangible assets; the exertion of influence over the Company by our chairman and chief executive officer due to his position and significant ownership interest; and other risks and uncertainties discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed on March 15, 2023 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed on November 9, 2023, and in other reports that we file with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact:

Tutor Perini Corporation
Jorge Casado, 818-362-8391
Vice President, Investor Relations & Corporate Communications
www.tutorperini.com